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                             SHAREHOLDERS' AGREEMENT

                                      among

                       UNIVERSAL AMERICAN FINANCIAL CORP.

                                       and

                          THE SHAREHOLDERS NAMED HEREIN

                         ------------------------------

                            Dated as of July 30, 1999

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                             SHAREHOLDERS' AGREEMENT

              SHAREHOLDERS' AGREEMENT, dated as of July 30, 1999, among Universal American Financial Corp., a New York corporation (the "Company"), Capital Z Financial Services Fund II, L.P., a Bermuda limited partnership ("Capital Z"), Richard A. Barasch ("Barasch"), UAFC, L.P., a Delaware limited partnership ("UAFCLP"), AAM Capital Partners ("AAM"), L.P. and Chase Equity Associates, L.P. ("Chase" and, together with AAM and UAFCLP, the "AAM Investors"), and the persons identified as "UA Shareholders" on Schedule I hereto (the "UA Shareholders").

              WHEREAS, the holders of the shares of Series C Convertible Preferred Stock, par value $1.00 per share, of the Company (the "Series C Preferred"), including the AAM Investors, Barasch and UAFCLP, have converted their shares of Series C Preferred into shares of common stock, par value $0.01 per share (the "Common Stock") of the Company, pursuant to the terms of the Series C Preferred;

              WHEREAS, the AAM Investors have converted their shares of Series D-1 Convertible Preferred Stock, par value $1.00 per share (the "Series D-1 Preferred"), of the Company and shares of Series D-2 Convertible Preferred Stock, par value $1.00 per share (the "Series D-2 Preferred"), of the Company, pursuant to the terms of the Series D-1 Preferred and the Series D-2 Preferred;

              WHEREAS, as of the date hereof, each of Capital Z, Barasch, the AAM Investors and the UA Shareholders own the shares of Common Stock set forth beside its name on Schedule I hereto; and

              WHEREAS, the parties hereto wish to restrict the transfer of the Shares (as hereinafter defined) and to provide for certain other rights and obligations, on the terms and subject to the conditions of this Agreement;

              NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

       1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

              "AAM Director" has the meaning assigned to such term in Section
6.3.



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                                                                               2

              "Affiliate" means, as to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have meanings correlative to the foregoing.

              "Barasch Directors" has the meaning assigned to such term in
Section 6.3.

              "Board of Directors" means the Board of Directors of the Company.

              "Bona Fide Offer" has the meaning assigned to such term in Section 3.1.2.

              "Bring Along Notice" has the meaning assigned to such term in
Section 3.3.

              "Bring Along Shareholders" has the meaning assigned to such term in Section 3.3.

              "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

              "Capital Z Directors" has the meaning assigned to such term in
Section 6.3.

              "Charter Documents" means the Certificate of Incorporation, as amended, and By-laws, as amended, of the Company as in effect on the date hereof. Copies of the Certificate of Incorporation, as amended, and By-laws, as amended, are attached hereto as Exhibits A and B, respectively.

              "Closing Date" has the meaning assigned to such term in Section
3.4.

              "Closing Price" shall mean, with respect to each share of Common Stock for any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either



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case as reported on the principal national securities exchange on which such
Common Stock is listed or admitted for trading or (b) if such Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for such Common Stock, in either case as reported on NASDAQ or a similar service if NASDAQ is no longer reporting such information.

              "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

              "Common Stock" has the meaning assigned to such term in the first "whereas" clause.

              "Condition of the Company" means the assets, business, properties, operations or financial condition of the Company and its subsidiaries, taken as a whole.

              "Contractual Obligations" means, as to any Person, any obligations under any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound or under any security issued by such Person.

              "Current Market Price" shall mean, with respect to shares of Common Stock on any date, the average of the daily Closing Prices per share of Common Stock for the 10 consecutive trading days commencing 15 days before such date.

              "Eligible Shareholders" has the meaning assigned to such term in
Section 3.1.1.

              "Excess Offered Securities" has the meaning assigned to such term in Section 3.1.2.

              "Family Members" has the meaning assigned to such term in Section 2.2.

              "First Offer" has the meaning assigned to such term in Section 3.1.1.

              "First Offer Notice" has the meaning assigned to such term in
Section 3.1.2.


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              "GAAP" means generally accepted accounting principles in the
United States in effect from time to time.

              "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, and an entity exercising executive, legislative, judicial, regulatory or administrative functions of any of the foregoing.

              "Independent Director" has the meaning assigned to such term in
Section 6.3.

              "Involuntary Transfer" means any involuntary transfer, proceeding or action by or in which a Shareholder shall be deprived or divested of any right, title or interest in or to any of the Shares, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, and any involuntary transfer pursuant to a final decree of a court in a divorce action, but not including any transfer occurring pursuant to a merger or consolidation of the Company or a transfer pursuant to Section 3.3.

              "Interested Director" has the meaning assigned to such term in
Section 6.8.

              "Involuntary Transferee" has the meaning assigned to such term in
Section 3.6.1.

              "Liens" has the meaning assigned to such term in Section 3.4.

              "NASDAQ" means The Nasdaq Stock Market, Inc.

              "NYBCL" means the Business Corporation Law of the State of New
York.

              "Offered Shares" has the meaning assigned to such term in Section 3.1.1.

              "Option Period" has the meaning assigned to such term in Section 3.1.3.





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                                                                               5

              "Outstanding Common Stock" means all issued and outstanding shares of Common Stock (including any capital stock into which the Common Stock is reclassified or reconstituted) and all securities (including Contractual Obligations) of the Company that are convertible into or exchangeable or exercisable for shares of Common Stock (regardless of whether such securities are at the time convertible, exchangeable or exercisable), assuming that such securities have been converted, exchanged or exercised at the rate such securities are (or would be, but for the lapse of time) so convertible, exchangeable or exercisable.

              "Participating Shareholders" has the meaning assigned to such term in Section 3.2.1.

              "Permitted Transferee" has the meaning assigned to such term in
Section 2.2.

              "Person" means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

              "Pro Rata Amount" has the meaning assigned to such term in Section 3.1.2.

              "Registration Rights Agreement" means the Registration Rights Agreement dated the date hereof, among the Company, Capital Z, Barasch, the Wand Investors and the AAM Investors.

              "Regulated Shareholder" means any Shareholder that is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 225 (or any successor to such Regulation).

              "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or a Regulated Shareholder reasonably believes that there is a risk of such assertion) that such Regulated Shareholder is not entitled to acquire, own, hold or control, or exercise any significant right (including the right to vote) with respect to any securities of the Company.


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              "Requirements of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation or determination of an arbitrator or a court or other Governmental Authority, in each case (i) applicable or binding upon such Person or any of its properties or to which such Person or any of its properties is subject or (ii) pertaining to any or all of the transactions contemplated herein.

              "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

              "Selling Shareholder" has the meaning assigned to such term in
Section 3.1.1.

              "Shareholders" means, collectively or singularly, Capital Z, Barasch, the Wand Investors, the AAM Investors and the UA Shareholders, and any transferee who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 5. For purposes of this Agreement, Shares owned by Barasch will be deemed to include Shares owned of record by Barasch and his wife, Renee P. Barasch, and Shares owned of record by the following trusts and other entities:

              Richard A. Barasch C/F Benjamin P. Barasch UGMA NY
              Richard A. Barasch C/F Emily P. Barasch UGMA NY
              Tara Acquisition, LLC
              Barasch Associates Limited Partnership (but only to the extent such Shares are beneficially owned by Richard A. Barasch, Renee P. Barasch and NMRB Corp.)

              "Shareholders' Meeting" has the meaning assigned to such term in
Section 6.1.

              "Share Purchase Agreement" means the Share Purchase Agreement, dated as of December 31, 1998 and amended on July 2, 1999, between the Company and Capital Z.

              "Shares" means, with respect to each Shareholder or all Shareholders, all shares, whether now owned or hereafter acquired, of Common Stock (including any capital stock into which the Common Stock is reclassified or reconstituted) and all securities (including Contractual Obligations) of the Company that are convertible into or


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                                                                               7


exchangeable or exercisable for shares of Common Stock (regardless of whether such securities are at the time convertible, exchangeable or exercisable), in each case that are beneficially owned, directly or indirectly, by such Shareholder or all Shareholders.

              "Third Party Buyer" has the meaning assigned to such term in
Section 3.1.1.

              "Third Party Sale" has the meaning assigned to such term in
Section 3.2.1.

              "Transaction Agreements" means, collectively, this Agreement, the Share Purchase Agreement and the Registration Rights Agreement.

              "transfer" has the meaning assigned to such term in Section 2.1.

              "Transferred Shares" has the meaning assigned to such term in
Section 3.6.1.

              "Written Consent" has the meaning assigned to such term in Section 6.1.

       2.     Restrictions on Transfer of Shares.

              2.1 Limitation on Transfer. During the term of this Agreement, no Shareholder shall sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "transfer") any Shares or any right, title or interest therein or thereto, except for (i) transfers pursuant to a registered public offering of Common Stock and (ii) transfers effected in accordance with the other provisions of this Agreement. Any attempt to transfer any Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall refuse to register any such transfer.

              2.2 Permitted Transferees. (a) At any time, any Shareholder may, without the consent of the other Shareholders but subject to Sections 2.2(b) and Article 5, transfer Shares (i) with respect to a Shareholder who is an individual, to a member of such Shareholder's immediate family, which shall include her or his parents, spouse or former spouse, siblings, children (including sons-in-law, daughters-in-law and adopted children) or grandchildren ("Family Members"), or a trust, corporation or partnership, all of the beneficial interests in which shall be held by such Shareholder or
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one or more Family Members of such Shareholder; provided, however, that during the period any such trust, corporation or partnership holds any right, title or interest in any Shares, no Person other than such Shareholder or one or more Family Members of such Shareholder may be or become beneficiaries, Shareholders or limited or general partners thereof; (ii) with respect to a Shareholder that is not an individual, to (A) any corporation, partnership or other entity which is an Affiliate of such Shareholder or (B) any general or limited partners of such Shareholder or Affiliate of such Shareholder (the Persons referred to in the preceding clauses (i) and (ii) are herein each referred to as a "Permitted Transferee").

                     (b) If any Shareholder desires to transfer all or any portion of its, her or his Shares to a Permitted Transferee under this Section 2.2, such Shareholder shall give notice to the Company (and the Company shall give notice to the other Shareholders) of its, her or his intention to make such transfer not less than 15 days prior to effecting such transfer, which notice shall state the name and address of each Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

              2.3 Barasch Transfers; Donations to Charity. Notwithstanding any provision of this Agreement to the contrary, from the date hereof through the third anniversary of the date hereof, so long as Barasch is an employee of the Company, neither Barasch nor any of his Permitted Transferees shall transfer in any given year to any Person (other than Barasch or his Permitted Transferees) more than 3.0% of the Shares owned by Barasch on the date hereof. In addition, at any time after the date hereof, Barasch may transfer in any given year up to 2.5% of the Shares owned by him on the date hereof to charitable institutions.


       3.     Right of First Offer, Tag Along and Bring Along.

              3.1    Proposed Voluntary Transfer.

                     3.1.1 First Offer. If any Shareholder (a "Selling Shareholder") desires to transfer all or any portion of its or his Shares (the "Offered Shares") to any Person (other than a Permitted Transferee) (a "Third Party Buyer," which term may include another Shareholder), such Selling Shareholder shall first offer (the "First Offer") to sell the Offered Shares to Barasch and Capital Z (the "Eligible Shareholders"); provided, however, that the Selling Shareholder shall not be obligated to make such an offer (i) in connection with the pledge or other encumbrance of Shares to a bank or other financial institution pursuant to Article 4, or, in the case of Barasch, in
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connection with a donation of Shares to a charitable institution pursuant to
Section 2.3, (ii) if the Selling Shareholder elects to deliver a Bring-Along Notice (as defined below) pursuant to Section 3.3, or (iii) subject to Section 2.3, if the transfer of a Selling Shareholder of Offered Shares would involve
(A) the transfer of less than 1% of the Outstanding Common Stock or (B) when aggregated with all transfers pursuant to this Section 3.1 by such Selling Shareholder and its Permitted Transferees, the transfer of less than 2.5% of the Outstanding Common Stock.

                     3.1.2 Notice. The Selling Shareholder shall send written notice of the First Offer (the "First Offer Notice") to the Company and the Eligible Shareholders, which First Offer Notice shall state that the Selling Shareholder proposes to effect a transfer of its Shares, the number of Shares proposed to be transferred, and the terms and conditions of the First Offer. If the First Offer Notice is delivered by the Selling Shareholder in connection with the receipt by the Selling Shareholder of a bona fide written offer to purchase Shares from a Third Party Buyer (a "Bona Fide Offer"), the First Offer Notice shall include a copy of such offer. Upon receipt of the First Offer Notice, the Eligible Shareholders (including any Shareholder participating in a Bona Fide Offer) shall be entitled to purchase all (but not less than all) of the Offered Shares upon the terms and conditions set forth in the First Offer Notice. Each Eligible Shareholder electing to purchase Offered Shares (including, without limitation, Shares that the other Eligible Shareholders have a right to purchase but do not purchase under this Section 3.1) shall be entitled to purchase its Pro Rata Amount (as defined below) of the Offered Shares. The "Pro Rata Amount" of any Eligible Shareholder electing to purchase Offered Shares shall be the ratio of the total number of Shares that such Eligible Shareholder then owns to the number of Shares that all Eligible Shareholders that elect to purchase the Offered Shares then own (including such Eligible Shareholder's Shares); provided, however, that if any Eligible Shareholder does not fully subscribe for the number or amount of Offered Shares it is entitled to purchase, then each other participating Eligible Shareholder shall have the right to purchase that percentage of the Offered Shares not so subscribed for (the "Excess Offered Securities"), determined by dividing (i) the total number of Shares then owned by such fully participating Eligible Shareholder by (ii) the total number of shares then owned by all fully participating Eligible Shareholders who elect to purchase the Excess Offered Securities.

                     3.1.3 Option Period. The right of First Offer may only be exercised by the Eligible Shareholders by delivery of written notice of exercise to the Selling Shareholder (with a copy to the other Eligible Shareholders) within 15 days after receipt of the First Offer Notice (the "Option Period"). If any Eligible Shareholder shall

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fail to respond to the Selling Shareholder within the Option Period, such failure shall be deemed to be a waiver of its, her or his rights under Section
3.

              3.2    Tag Along.

                     3.2.1 Right to Participate. If the sale or transfer by a Selling Shareholder of Common Stock would, when aggregated with all prior sales or transfers by such Selling Shareholder and its Permitted Transferees, result in the sale of 25% or more of the Outstanding Common Stock, and the Eligible Shareholders do not, during the Option Period, elect pursuant to Section 3.1 to purchase all of the Offered Shares, then each Shareholder (including any Shareholder that is the Selling Shareholder) shall have the right, in connection with any transfer of the Offered Shares to a Third Party Buyer within the time specified in Section 3.5 (the "Third Party Sale"), to sell to such Third Party Buyer upon the terms set forth in the First Offer Notice (including the amount of per Share consideration, subject to appropriate adjustment in the case of warrants, options and other securities that are convertible into or exchangeable or exercisable for shares of Common Stock that have not yet been converted, exchanged or exercised), that number of Shares equal to the product of (i) the Shares owned by such Shareholder multiplied by (ii) a percentage calculated by dividing the aggregate number of Shares proposed to be sold in the Third Party Sale by the total number of Shares owned by such Shareholder and the other Shareholders (including the Shareholder that is a Selling Shareholder) participating in the Third Party Sale (collectively, the "Participating Shareholders"). If one or more Shareholders who have the right to participate in the Third Party Sale elect not to include the number of Shares which such Shareholders would be permitted to include in the Third Party Sale, each Participating Shareholder may elect to sell in the Third Party Sale a number of additional Shares owned by such Participating Shareholders equal to such Participating Shareholder's pro rata portion of the number of such Shares that are not included in the Third Party Sale, based on the relative number of Shares then owned by each Participating Shareholder.

                     3.2.2 Exercise of Options. The option of an Eligible Shareholder under Section 3.2.1 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the tenth day after the Option Period, to the Selling Shareholder with a copy to the Company and the other Shareholders. Such notice shall state, as appropriate, (a) the number of Shares held by such Shareholder, and (b) the number of Shares that such Shareholder desires to sell pursuant to Section 3.2.1. The failure of a Shareholder to respond within ten (10) days after the expiration of the Option Period to the Selling Shareholder shall be deemed to be a waiver of its, her or his rights


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under Section 3.2.1.

              3.3 Bring Along. If one or more Selling Shareholders that, in the aggregate, own more than 51% of the Outstanding Common Stock (which Selling Shareholders must include one or more Shareholders other than Capital Z and its Permitted Transferees) receives a Bona Fide Offer from a Third Party Buyer to purchase at least 50% of the Outstanding Common Stock, such Selling Shareholders may send written notice (the "Bring Along Notice") to the other Shareholders (the "Bring Along Shareholders") (with a copy to the Company) notifying them that the other Shareholders will be required to transfer Shares in such sale or other transaction. Upon delivery of the Bring Along Notice, each Bring Along Shareholder shall be obligated to transfer in the transaction contemplated by the Bring-Along Notice, the number of Shares determined in accordance with the next sentence, on the same terms and conditions as the Selling Shareholders (including the amount of per Share consideration, subject to appropriate adjustment in the case of warrants, options and other securities that are convertible into or exchangeable or exercisable for shares of Common Stock that have not yet been converted, exchanged or exercised). Each Selling Shareholder and Bring Along Shareholder shall sell in the transaction contemplated by the Bring Along Notice that number of Shares equal to the product of (i) the number of Shares to be sold to the Third Party Buyer multiplied by (ii) a percentage calculated by dividing (x) the number of Shares owned by such Selling Shareholder or Bring Along Shareholder, as the case may be, by (y) the total number of Shares owned by all Selling Shareholders and Bring Along Shareholders. Each such Shareholder shall (a) take all actions (including executing documents) in connection with the consummation of the proposed transaction as may reasonably be requested of it by the Selling Shareholders, and (b) appoint the Selling Shareholders as its attorneys-in-fact to do the same on its behalf. If a contract with respect to the transaction contemplated by the Bona Fide Offer has not been entered into within 90 days of receipt of the Bring Along Notice, the obligations of the Shareholders under this Section 3.3 shall terminate with respect to the transaction specified in the Bring-Along Notice, and the Selling Shareholders may not cause such Shareholders to sell pursuant to this Section
3.3 without again complying with all of the provisions of this Section 3.3. Notwithstanding the foregoing, no Shareholder shall be required to transfer Shares in a sale or other transaction contemplated in this Section 3.3 if the price at which the Selling Shareholders propose to sell their Shares is below the Fair Market Value (calculated in accordance with Section 3.6.2) of such Shares; provided, that in no event shall the Selling Shareholders be obligated to make the other Shareholders a First Offer.

              3.4 Sale to the Purchasing Eligible Shareholders. The closing of the

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purchase of Offered Shares subscribed to by the purchasing Eligible Shareholders under Section 3.1 shall be held at the principal office of the Company at 11:00 a.m., local time, on the 30th day following delivery of the First Offer Notice (the "Closing Date") or at such other time and place as the parties to the transaction may agree. Notwithstanding the foregoing, the Closing Date may be extended, at the option of the Eligible Shareholders, for such reasonable period of time as shall be necessary to obtain requisite governmental or regulatory approvals in respect of such purchase and sale, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements
Act, as amended, or any other applicable governmental or regulatory provision limiting or regulating investments in any equities; provided, however, such extension shall not exceed 30 days. At such closing, the Selling Shareholders shall deliver to the purchasing Eligible Shareholders certificates representing the Offered Shares, duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Shares shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("Liens") (other than those arising hereunder), and the Selling Shareholders shall so represent and warrant, and each shall further represent and warrant that it is the bene ficial and record owner of such Offered Shares. Each purchasing Eligible Shareholder shall, at the closing, deliver to the Selling Shareholders payment in full in immediately available funds for the Offered Shares purchased by it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

              3.5 Sale to Third Party Buyer. Unless the Eligible Shareholders elect to purchase all of the Offered Shares pursuant to Section 3.1, (i) each Selling Shareholder may sell its or his Offered Shares or (ii) if Section 3.2 applies, all Participating Shareholders may sell such portions of their Shares as can be sold under Section 3.2.1, in either case (i) or (ii), to the Third Party Buyer upon the terms and conditions stated in the First Offer Notice; provided, however, that such sale is bona fide and made prior to or within 60 days after the proposed Closing Date. Notwithstanding the foregoing, the Closing Date may be extended, at the option of the Selling Shareholder, for such reasonable period of time as shall be necessary to obtain requisite governmental or regulatory approvals in respect of such purchase and sale, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, as amended, or any other applicable governmental or regulatory provision limiting or regulating investments in any equities; provided, however, such extension shall not exceed 60 days. If such sale is not consummated prior to or on the Closing Date (extended as provided above, if applicable) for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Shares may be


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made thereafter (other than to a Permitted Transferee) by the Selling
Shareholders without again offering the same to the Eligible Shareholders in accordance with this Section 3.

              3.6    Involuntary Transfers.

                     3.6.1 Rights of First Offer upon Involuntary Transfer. If an Involuntary Transfer of any Shares (the "Transferred Shares") owned by any of the Shareholders shall occur, the Eligible Shareholders shall have the same rights as specified in Section 3.1 with respect to such Transferred Shares as if the Involuntary Transfer had been a proposed voluntary transfer by a Selling Shareholder, except that (a) the Option Period shall be a period of 15 days from the date of receipt by the Company and the Eligible Shareholders of notice of the Involuntary Transfer, (b) the Closing Date shall be 90 days after the expiration of the Option Period, (c) such rights shall be exercised by notice to the transferee of such Transferred Shares (the "Involuntary Transferee") rather than to the Shareholder who suffered or will suffer the Involuntary Transfer and
(d) the purchase price per Transferred Share shall be agreed to between the Involuntary Transferee and the purchasing Eligible Shareholders; provided, however, that if such parties fail to agree as to such purchase price, the purchase price shall be the fair market value thereof as determined in accordance with Section 3.6.2.

                     3.6.2 Fair Market Value. If the Common Stock is listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service, the fair market value of the Transferred Shares shall be the Current Market Price. If the Common Stock is not listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service, the fair market value of the Transferred Shares shall be determined in accordance with the remaining provisions of this Section 3.6.2 by a panel of three independent appraisers, which shall be recognized investment banking firms or recognized experts experienced in the valuation of corporations. Within 15 days after the notice to the Involuntary Transferee with respect to the exercise of the right to purchase the Transferred Shares, the Involuntary Transferee and the Board of Directors of the Company shall each designate one such appraiser that is willing and able to conduct such determination. If either the Involuntary Transferee or the Board of Directors fails to make such designation within such period, the other party that has made the designation shall have the right to make the designation on its behalf. The two appraisers designated shall, within a period of 15 days after the designation of the second appraiser, agree to designate a third appraiser. The three appraisers shall conduct their determination as promptly as practicable, and the fair market value of the Transferred Shares shall be the average of the determination of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded. Such determination shall be final and binding on the Involuntary Transferee and the purchasing Eligible Shareholders.

                     3.6.3  Closing. The closing of any purchase under this
Section 3.6 shall be held at the principal office of the Company at 11:00 a.m., local time, on the Closing Date or at such other time and place as the parties to the transaction may agree. At such closing, the Involuntary Transferee shall deliver to the purchasing Eligible Shareholders certificates, if applicable, or other instruments or documents representing the Transferred Shares being purchased under this Section 3.6, duly endorsed with a signature guarantee for transfer and such Transferred Shares shall be free and clear of any Lien arising through the action or inaction of the Involuntary Transferee. Each purchasing Eligible Shareholder shall deliver to the Selling Shareholder at the closing payment in full in immediately available funds for such Transferred Shares. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                     3.6.4  General. In the event that the provisions of this
Section 3.6 shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Eligible Shareholders shall have the rights specified in Section 3.1 with respect to any transfer by an Involuntary Transferee subject to a Bona Fide Offer from a Third Party Buyer for such Shares, and each Shareholder agrees that any Involuntary Transfer shall be subject to such rights, in which case the Involuntary Transferee shall be deemed to be the Selling Shareholder for purposes of Section 3.1 of this Agreement and shall be bound by the provisions of Section 3.1 and the other provisions of this Agreement, except that the requirement for the absence of Liens and giving of representations shall be limited to those required by an Involuntary Transferee under Section 3.6.3.

       4. Pledges and Other Encumbrances. No Shareholder shall hypothecate, pledge, grant a security interest in or otherwise encumber any of its Shares unless (i) such Shareholder shall give notice to the Company and the other Shareholders of its intention to encumber its Shares not less than 15 days prior to effecting such transaction, which notice shall state the name and address of the proposed pledgee or other beneficiary (which shall be a bank or other financial institution acceptable to the Company) and the number of Shares proposed to be encumbered; and (ii) the proposed pledgee or other beneficiary shall execute an agreement acknowledging its familiarity with the terms of this Agreement and agreeing to be bound by the terms hereof in the event of any sale, by or following foreclosure or otherwise, of such Shares, or in the event of any proposal or waiver that would permit the retention of such Shares in satisfaction of the secured obligation, or in the event of any exercise of any rights (including voting rights) of such Shares, by such pledgee or other beneficiary.

       5. All Transfers in Compliance with Law and Subject to this Agreement; Substitution of Transferee. Notwithstanding any other provision of this Agreement, no transfer may be made under Section 2.2, and no transfer of 5% or more of the Outstanding Common Stock may be made pursuant to Section 3 to a Third Party Buyer in a privately negotiated transaction, unless each transferee of Shares has agreed in writing to be bound by the terms and conditions of this Agreement to the same extent and in the same manner as the Shareholder transferring such Shares. All transfers of Shares shall comply in all respects with the applicable provisions of this Agreement and with applicable federal and state securities laws including, without limitation, the Securities Act. Upon becoming a party to this Agreement, a transferee shall enjoy the same rights and be subject to the same obligations as its predecessor hereunder, except that the rights of such Shareholder under Section 6 are not transferable except as specifically provided in Section 6.3.

       6.     Governance.

              6.1 General. From and after the execution of this Agreement, each Shareholder shall vote its Shares, at any regular or special meeting of Shareholders of the Company (each a "Shareholders' Meeting"), or in any written consent executed in lieu of such a meeting of Shareholders (a "Written Consent"), and shall take all other actions necessary to give effect to the agreements contained in this Agreement and to ensure that the Charter Documents do not at any time hereafter conflict in any respect with the provisions of this Agreement. In addition, each Shareholder shall vote its Shares at any Shareholders' Meeting, or act by Written Consent with respect to such Shares, upon any matter submitted for action by the Company's Shareholders, or with respect to which such Shareholder may vote or act by Written Consent, in conformity with the specific terms and provisions of this Agreement and the Charter Documents.

              6.2 Shareholders' Actions. In order to effectuate the provisions of this Section 6, each Shareholder hereby agrees that, when any action or vote is required to be taken by such Shareholder pursuant to this Agreement, such Shareholder shall use its reasonable best efforts to call, or cause the appropriate officers and directors of the

Company to call, a Shareholders' Meeting or to execute or cause to be executed a Written Consent pursuant to Section 615 of the NYBCL to effectuate such Shareholder action. Further, each Shareholder shall use its reasonable best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors pursuant to Section 708 of the NYBCL, all the resolutions necessary to effectuate the provisions of this Agreement.

              6.3 Election of Directors. Each Shareholder shall vote its Shares at any Shareholders' Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be 9, as provided for below. Subject to Section 6.5, each Shareholder shall vote its Shares at any Shareholders' Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, in favor of the election to the Board of Directors of the following individuals:

                     (a) four individuals, who shall be designated by Capital Z (the "Capital Z Directors");

                     (b) two individuals, who shall satisfy the criteria for treatment as an "independent director" under the rules of any stock exchange on which securities of the Company are listed (including NASDAQ), who shall be designated by the Company (the "Independent Director");

                     (c) two individuals, who shall be designated by Richard Barasch (the "Barasch Directors");

                     (d) one individual, who shall be designated jointly by the AAM Investors (the "AAM Director").

On the date hereof, the Capital Z Directors shall be Robert Spass, Bradley Cooper, Susan Fleming and one additional director to be designated by Capital Z, the Independent Directors shall be Robert Wright and Pat McLaughlin, the Barasch Directors shall be Richard Barasch and Judge Bertram Harnett and the AAM Director shall be Richard Veed.

The rights of the Shareholders to designate directors pursuant to this Section
6.3 are not transferable except to Permitted Transferees; provided, however, that Capital Z and its

Permitted Transferees may assign the right to designate one or more Capital Z Directors to any Third Party Buyer which acquires from Capital Z or its Permitted Transferees in one or more privately negotiated transactions Shares representing 10% or more of the Outstanding Common Stock.

              6.4 Removal and Replacement. Any Shareholder that nominated a director pursuant to Section 6.3 shall be entitled at any time and for any reason (or for no reason), by notice to the other Shareholders and the Company, to designate such director for removal. Upon delivery of any such notice, each Shareholder shall, as soon as practicable thereafter and in any event prior to the transaction of any other business by the Shareholders or the Board of Directors, use its reasonable best efforts to cause the Board of Directors (or, if a Shareholder vote is required pursuant to Section 706 of the NYBCL, vote its Shares (including by Written Consent)), to remove such Director designated for removal, and to elect a director or directors designated to fill the resulting vacancy or vacancies, in the manner contemplated by Section 6.3. If, at any time, a vacancy is created on the Board of Directors by reason of the death or resignation of any Capital Z Director, the Independent Director, either Barasch Director, the Wand Director or the AAM Director, each Shareholder shall use its reasonable best efforts to cause the Board of Directors, as soon as practicable thereafter and in any event prior to the transaction of business by the Board of Directors in respect of any matter requiring supermajority or special approval pursuant to Section 6.7 or 6.8, to vote to elect to the Board of Directors the individual designated to fill such vacancy in the manner contemplated by Section 6.3.

              6.5 Adjustment of Board Representation. The composition of the Board of Directors described in Section 6.3 shall be subject to adjustment as follows:

                     (a) If Capital Z and its Permitted Transferees cease to own 50% or more of the Outstanding Common Stock, then Capital Z and its Permitted Transferees collectively will have the right to designate a number of directors equal to such proportion of the total number of directors as corresponds to the proportion of the Outstanding Common Stock then owned by Capital Z and its Permitted Transferees, subject to clause (c) below.

                     (b) Barasch shall continue to have the right to designate two directors for so long (but only for so long) as he continues to serve as President and Chief Executive Officer of the Company.

                     (c) From and after the date that any Shareholder (together with its Permitted Transferees) does not own 10% of the Outstanding Common Stock, such Shareholder shall no longer be entitled to designate any directors; provided, however, that (i) if Barasch no longer serves as President and Chief Executive Officer of the Company, he shall nevertheless continue to be entitled to designate one director for so long as he owns (together with his Permitted Transferees) at least 75% of the Shares owned by him on the date hereof and (ii) the AAM Investors (and their Permitted Transferees) shall continue to have the right to designate one director for so long as the AAM Investors and their Permitted Transferees continue to own at least 90% of the Shares owned by them on the date hereof.

              6.6 Board Committees. The Shareholders shall cause the Company to maintain in the By-laws of the Company a provision requiring the Board of Directors to have an audit committee and a compensation committee. If Capital Z continues to hold at least 10% of the Outstanding Common Stock, Capital Z shall be entitled to appoint a member of all board committees. Each Shareholder agrees that it will not take, cause to be taken or approve any action (including, but not limited to, any amendment of the Certificate of Incorporation, as amended, of the Company) that would be inconsistent with the first sentence of this
Section 6.6.

              6.7 Supermajority Approvals. The Shareholders agree that they will not vote their Shares to approve any of the following actions if such action has not been specifically approved or ratified at a meeting of the Board of Directors by the affirmative vote of not less than 66*% of the total number of directors:

                     (a) entering into (A) any merger or consolidation in which either the Company or a material Subsidiary is a constituent corporation or its securities are being issued and the shareholders following such transaction do not own, directly or indirectly, in the aggregate a majority of the shares or equity securities of the surviving corporation of any such merger or consolidation entitled to elect members of the Board of Directors, (B) the sale of all or substantially all of the Company's assets or properties in a single transaction or in a series of related transactions, or (C) the sale, lease, exchange or other disposition of any shares of a material Subsidiary or all or substantially all assets of any material Subsidiary;

                     (b)    changing the authorized number of directors;

                     (c)    amending or modifying the Charter Documents;

                     (d) electing or removing any of the President, Chief Financial Officer or other executive officers, and amending or modifying of the Employment Agreement, dated July 30, 1999, between the Company and Barasch;

                     (e) voluntarily dissolving or winding-up the Company or any material Subsidiary or filing with respect to the Company or any material Subsidiary a voluntary petition in bankruptcy or for reorganization or for the adoption of any plan or arrangement with creditors or an admission seeking the relief therein provided under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors; and

                     (f) approving any dividend or other distribution in respect of the Common Stock.

              6.8 Transactions with Affiliates. Without the approval of a majority of the Company's Board of Directors (excluding directors nominated by an Interested Shareholder (as defined below)), the Company shall not, and shall not permit any subsidiary to, (a) enter into (or call a default under, amend in any material respect or grant any waiver with respect to any material matter under) any transaction or agreement with any Shareholder or any Affiliate of such Shareholder (the "Interested Shareholders") or (b) purchase any selling, general, management or administrative services from a Shareholder or an Affiliate of a Shareholder; provided, however, that nothing contained in this
Section 6.8 shall prohibit the Company from performing its obligations under any existing agreements between the Company and any Interested Shareholder or any Affiliate of an Interested Shareholder as in effect on the date hereof and described on Schedule 6.8; and provided, further, that any such renewal, extension, modification or amendment of any such existing agreements shall require approval of the Board of Directors (excluding directors nominated by an Interested Shareholder).

              6.9 Reimbursement of Director Expenses. Each Director shall be entitled to receive from the Company reimbursement for reasonable out-of-pocket expenses (including travel related expenses), if any, incurred in connection with the performance of his or her duties as a director. Nothing contained in this Section 6.9 shall preclude any member of the Board of Directors from serving the Company or its subsidiaries in any other capacity and receiving proper compensation therefor.

              6.10 Liability Insurance. The Company shall, and each Shareholder shall use reasonable efforts to cause the Board of Directors to cause the Company to, maintain a directors' liability insurance policy that is reasonably acceptable to a majority of the Directors.

              6.11 Limitation on Merger. Each Shareholder agrees that for a period of two years from the date of this Agreement, it will not vote its Shares to approve a merger of the Company in which the shareholders of the Company are to receive consideration in cash or other property instead of shares in the surviving entity, unless such merger has been approved at a meeting of the Board of Directors by the requisite majority, including the affirmative vote of the Barasch Directors.

       7. Stock Certificate Legend. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Shareholder shall, for as long as this Agreement is effective, bear legends substantially in the following forms:

       THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE SHAREHOLDERS' AGREEMENT, DATED AS OF JULY 30, 1999, AMONG THE COMPANY AND THE SHAREHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH SHAREHOLDERS' AGREEMENT.

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE

       REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

       8. Other Agreements. The Company hereby covenants and agrees with each Shareholder, as follows:

              8.1 Financial Statements and Other Information. The Company shall deliver to each Shareholder:

                     (a)    promptly upon their becoming available, a copy of
(i) all regular or special reports, registration statements and amendments to the foregoing which the Company files with the Commission or any securities exchange, (ii) all reports, proxy statements, financial statements and other information distributed by the Company to its stockholders, bondholders or the financial community generally, and (iii) all accountants' management letters pertaining to, all other reports submitted by accountants in connection with any audit of, and all other material reports from outside accountants with respect to, the Company or any of its subsidiaries; and

                     (b) such other financial, operating or other data or other information of or relating to the Company or any of its Subsidiaries as any Shareholder reasonably may request.

              8.2 Books and Records. The Company shall, and shall cause its subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each of its subsidiaries in accordance with GAAP.

              8.3 Regulatory Compliance Cooperation. If, at any time, a Regulated Shareholder notifies the Company that it has or would have a Regulatory Problem, the Company agrees to use its reasonable best efforts to accommodate any reasonable request of such Regulated Shareholder which may assist in eliminating such Regulatory Problem, including, but not limited to, the authorization and issuance to such Regulated Shareholder of shares of a class of non-voting stock.

       9. Confidentiality. All the financial statements, reports or other information provided to any Shareholder pursuant to Section 8.1 hereof shall be deemed to be confidential information of the Company; provided, however, that information shall be deemed not to be confidential information of the Company if such information (i) is generally available to the public or becomes generally available to the public other than as a result of a disclosure by the Shareholder receiving such information or its officers, employees, agents or counsel or (ii) was or becomes available to the Shareholder receiving such information prior to its disclosure to such Shareholder pursuant to Section 8.1 hereof, provided that the Shareholder had no reasonable basis for concluding that such information was made available in violation of a confidentiality agreement with the Company. Each Shareholder agrees to use reasonable efforts to prevent the disclosure of such confidential information to any other person (excluding its officers, employees, agents or counsel who require access to such information), except (a) as may be necessary in connection with a request by a Governmental Authority having or claiming jurisdiction over such Shareholder, or (b) in connection with the enforcement of such Shareholder's rights hereunder or under the Charter Documents or Transaction Agreements. Without limiting the generality of the foregoing, the Company may require any Shareholder receiving any confidential information of the Company to enter into a separate confidentiality and non-disclosure agreement, in form and substance reasonably satisfactory to the Company and such Shareholder.

       10. Specific Performance. The parties hereto intend that each of them have the right to seek damages or specific performance in the event that any other party hereto fails to perform such other party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

       11.    Miscellaneous.

              11.1 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally, sent by commercial carrier or registered or certified mail (postage prepaid, return receipt requested) or transmitted by facsimile with automated receipt confirmation to the parties at the following addresses and numbers:

                                     If to the Company, to:

                                     Universal American Financial Corp.
                                     Six International Drive, Suite 190
                                     Rye Brook, NY  10573-1068
                                     Fax:  (914) 934-9123

                                     Attention:  Richard A. Barasch

                                     with copies to:

                                     Harnett Lesnick & Ripps, P.A.
                                     NationsBank Tower
                                     150 E. Palmetto Park Road
                                     Suite 500
                                     Boca Raton, FL  33432-4832
                                     Fax:  (561) 368-4315
                                     Attention:  Judge Bertram Harnett

                                     and
                                     Simpson Thacher & Bartlett
                                     425 Lexington Avenue
                                     New York, NY  10017-3954
                                     Fax:  (212) 455-2502
                                     Attention:  Gary I. Horowitz, Esq.

                                     If to Capital Z, to:

                                     Capital Z Partners, L.P.
                                     One Chase Manhattan Plaza
                                     44th Floor
                                     New York, NY 10005
                                     Fax:  (212) 898-8720
                                     Attention: Bradley E. Cooper

                                     with a copy to:

                                     Paul, Weiss, Rifkind, Wharton & Garrison
                                     1285 Avenue of the Americas
                                     New York, New York  10019-6064
                                     Fax:  (212) 757-3990
                                     Attention: David K. Lakhdhir, Esq.

                                     If to Barasch, to:

                                     Universal American Financial Corp.
                                     Six International Drive
                                     Suite 190
                                     Rye Brook, NY  10573-1068
                                     Fax:  (914) 934-9123

                                     with a copy to:

                                     Harnett Lesnick & Ripps, P.A.
                                     NationsBank Tower
                                     150 E. Palmetto Park Road
                                     Suite 500
                                     Boca Raton, FL  33432-4832
                                     Fax: (561) 368-4315
                                     Attention:  Judge Bertram Harnett

                                     If to the AAM Investors, to:

                                     AAM Capital Partners, L.P.
                                     30 North LaSalle Street
                                     35th Floor
                                     Chicago, IL  60602
                                     Fax: (312) 263-1196
                                     Attention: Richard A. Veed

                                     with a copy to:

                                     Katten Muchin & Zavis
                                     525 West Monroe Street
                                     Suite 1600
                                     Chicago, IL 60661-3693
                                     Fax: (312) 902-1061
                                     Attention: Michael P. Goldman, Esq.

              If to any other Shareholder, at the address that such Shareholder shall have furnished to the Company in writing in the manner set forth herein.

              Any Shareholder may designate another notice address by giving notice to the other parties in the manner provided above.

              11.2   Amendment and Waiver.

                     (a) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                     (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party hereto from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by each Shareholder that is or would be adversely affected by any such amendment, supplement, modification, waiver or consent and (ii) only in the specific instance and for the specific purpose for which made or given. Notwithstanding the foregoing, the observance of any terms of this Agreement which benefit only the Eligible Shareholders may be waived by Eligible Shareholders holding a majority of the Shares owned by all Eligible Shareholders.


              11.3 Headings; Agreements. The headings contained in this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The term "Agreement" for purposes of representations and warranties hereunder shall be deemed to include the Exhibits hereto to be executed and delivered by parties relevant thereto.

              11.4 Publicity. So long as this Agreement is in effect, except as required by law, regulation or stock exchange requirements, the parties hereto shall not, and shall cause their affiliates not to, issue or cause the publication of any press release or other announcement with respect to the contents of this Agreement or the other agreements contemplated hereby without the consent of the other party, which consent shall not be unreasonably withheld or delayed.

              11.5 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

              11.6 Entire Agreement. This Agreement (including all Exhibits hereto) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them. This Agreement, together with the exhibits hereto, supersedes all prior agreements and understandings on the subject matter hereof, including, without limitation, the Shareholders Agreement, dated as of December 30, 1994, as amended, among the Company and Wand/Universal Investments L.P., and the Shareholders Agreement, dated April 25, 1997, as amended, among the Company, AAM Capital Partners, L.P. and the other parties named therein, all of which are being terminated effective as of the date of this Agreement. Notwithstanding anything to the contrary stated herein, Section 5.a.ii of the 1998 Stock Purchase Agreement, dated December 31, 1998, among the Company, UAFC, L.P., Chase Equity Associates, L.P. and AAM Capital Partners, L.P. shall terminate effective as of the date of this Agreement.

              11.7 Term of Agreement. This Agreement shall become effective upon the execution hereof and shall continue in effect until the termination of this Agreement by written agreement of all Shareholders; provided, however, that this Agreement shall cease to be effective in respect of any Shareholder which ceases to own at least 1% of the Outstanding Common Stock.

              11.8 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including, in the case of any party hereto that is an individual, the heirs, estate and personal representatives of such party). This Agreement is not assignable except by operation of law or in compliance with Section 2.2 and 5 and the last sentence of Section 6.3.

              11.9 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

              11.10 Governing Law. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York, without reference to the conflict of laws principles thereof which might indicate the applicability of the laws of any other jurisdiction.

              11.11 Third Party Beneficiaries. This Agreement is not intended to confer upon any other person any rights or remedies hereunder.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

                        UNIVERSAL AMERICAN FINANCIAL CORP.

                        By:  /s/  Richard A. Barasch
                             ---------------------------------
                             Richard A. Barasch
                             President and Chief Executive Officer

                        CAPITAL Z FINANCIAL SERVICES FUND II, L.P.

                        By:  Capital Z Partners, L.P., general partner

                             By:  Capital Z Partners Ltd., its general partner

                             By:   /s/ Bradley Cooper
                                 ------------------------------
                                   Bradley Cooper
                                   Senior Vice President

                             /s/ Richard A. Barasch
                             ---------------------------------
                             Richard A. Barasch

                        BARASCH TRUST f.b.o. HARNETT FAMILY

                             By:   /s/ Richard A. Barasch
                                   ----------------------
                                   Richard A. Barasch

                                   Trustee

                        UAFC, L.P.

                        By:  VWA, L.L.C., general partner

                             By:  Veed Corp., managing member

                             By:  /s/ Richard A. Veed
                                ----------------------
                                  Richard A. Veed
                                  President

                        AAM CAPITAL PARTNERS, L.P.

                        By:  AAM Partners, L.P., general partner

                             By:   AAM Investment Banking Group, Ltd.,
                                   general partner

                             By:   /s/ Richard A. Veed
                                ----------------------
                                   Richard A. Veed
                                   Managing Partner

                        CHASE EQUITY ASSOCIATES, L.P.

                        By:  Chase Capital Partners, general partner

                             By:   /s/ Michael Hannan
                                ----------------------
                                   Michael Hannan
                                   General Partner

                                TABLE OF CONTENTS

1.          Definitions.............................................................................1

2.          Restrictions on Transfer of Shares......................................................6
            2.1            Limitation on Transfer...................................................6
            2.2            Permitted Transferees....................................................6
            2.3            Barasch Transfers; Donations to Charity..................................7

3.          Right of First Offer, Tag Along and Bring Along.........................................7
            3.1            Proposed Voluntary Transfer..............................................7
                           3.1.1    First Offer.....................................................7
                           3.1.2    Notice..........................................................7
                           3.1.3    Option Period...................................................8

            3.2            Tag Along................................................................8
                           3.2.1    Right to Participate............................................8
                           3.2.2    Exercise of Options.............................................9
            3.3            Bring Along..............................................................9
            3.4            Sale to the Purchasing Eligible Shareholders............................10
            3.5            Sale to Third Party Buyer...............................................10
            3.6            Involuntary Transfers...................................................11
                           3.6.1    Rights of First Offer upon Involuntary Transfer................11
                           3.6.2    Fair Market Value..............................................11
                           3.6.3    Closing........................................................11
                           3.6.4    General........................................................12

4.          Pledges and Other Encumbrances.........................................................12

5.          All Transfers in Compliance with Law and Subject to this Agreement;
            Substitution of Transferee.............................................................12

6.          Governance.............................................................................13
            6.1            General.................................................................13
            6.2            Shareholders' Actions...................................................13
            6.3            Election of Directors...................................................13
            6.4            Removal and Replacement.................................................14
            6.5            Adjustment of Board Representation......................................14

            6.6            Board Committees........................................................15
            6.7            Supermajority Approvals.................................................15
            6.8            Transactions with Affiliates............................................16
            6.9            Reimbursement of Director Expenses......................................16
            6.10           Liability Insurance.....................................................16
            6.11           Limitation on Merger....................................................16

7.          Stock Certificate Legend...............................................................17

8.          Other Agreements.......................................................................17
            8.1            Financial Statements and Other Information..............................17
            8.2            Books and Records.......................................................18

9.          Confidentiality........................................................................18

10.         Specific Performance...................................................................18

11.         Miscellaneous..........................................................................19
            11.1           Notices.................................................................19
            11.2           Amendment and Waiver....................................................21
            11.3           Headings; Agreements....................................................21
            11.4           Publicity...............................................................21
            11.5           Severability............................................................21
            11.6           Entire Agreement........................................................22
            11.7           Term of Agreement.......................................................22
            11.8           Assignment..............................................................22
            11.9           Counterparts............................................................22
            11.10          Governing Law...........................................................22
            11.11          Third Party Beneficiaries...............................................22

Schedule 1                 Ownership of Shares
Schedule 6.8               Affiliate Transactions
Exhibit A                  Certificate of Incorporation
Exhibit B                  By-laws

                                                                      SCHEDULE I

                                 UA Shareholders

1.     Barasch Trust f.b.o. Harnett Family

                                                                    SCHEDULE 6.8

                             Affiliate Transactions

       1. Retainer Agreement with Harnett, Lesnick & Ripps, PA, of which Bertram Harnett, a director, is an officer and shareholder.

       2. Consulting arrangements with Barco Associates, Inc., a company wholly owned by Marvin Barasch, and Robert Wright Associates Inc., a company wholly-owned by Robert Wright, Messrs. Barasch and Wright being directors of the Company, and Jeffrey Laikind, director of American Progressive.

       3. Financial advisory contract with WAND Partners, Inc., an affiliate of WAND/Universal Investments L.P.I. and WAND/Universal Investments L.P.II.

       4. Investment advisory contract with Asset Allocation and Management Company, LLC, AAM Convertibles, Inc. and AAM Advisors, Inc., all of which are affiliates of AAM Capital Partners L.P. ("AAM").

       5. Actuarial service agreements with Lewis and Ellis, which is an affiliate of AAM.

       6. As part of his compensation, Marvin Barasch receives 12 1/2% of the net profits pre-tax income of Quincy Coverage Corp.

                                                                       EXHIBIT A

                          Certificate of Incorporation

This Exhibit A is incorporated by reference to Annex D of the Proxy Statement which is attached as Exhibit B to this Form 8-K.

                       UNIVERSAL AMERICAN FINANCIAL CORP.










                          AMENDED AND RESTATED BY-LAWS
                             Effective July 30, 1999














                       Incorporated under the Laws of the
                                State of New York

                       UNIVERSAL AMERICAN FINANCIAL CORP.

                                   **********

                              AMENDED AND RESTATED

                                     BY-LAWS

                                   **********


                                    ARTICLE I

                                     OFFICES

                  Section 1. The principal office of the corporation shall be located in the Village of Rye Brook, County of Westchester, and State of New York. The corporation may also have offices at such other places within or without the State of New York as the Board may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 1. All meetings of the stockholders for the election of directors shall be held at the principal office of the corporation or at such other place within or without the State of New York as the Board of Directors shall authorize and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of New York, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

                  Section 2. Annual meetings of stockholders shall be held on the second Tuesday of April if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting at which they shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

                  Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

                  Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  Section 5. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the Chairman of the Board or the president and shall be called by the Chairman of the Board or the president or secretary at the request in writing of a majority of the Board of Directors, or at the request of stockholders owning fifty (50%) percent of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

                  Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

                  Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

                  Section 8. The holders of fifty percent of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

                  Section 10. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

                                   ARTICLE III

                                    DIRECTORS

                  Section 1. The number of directors which shall constitute the whole Board shall be not less than one (1) nor more than ten (10). Within the limit above specified, the number of directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

                  Section 2. Each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed. Whenever a vacancy occurs on the Board of Directors, a majority of the remaining directors have the power to fill the vacancy by electing a successor director to fill that portion of the unexpired term resulting from the vacancy.

                  Directors elected, whether by the Board of Directors or by the stockholders, to fill a vacancy, subject to the foregoing, shall hold office for a term expiring at the next annual meeting.

                  Section 3. The business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

                  Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of New York.

                  Section 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all the directors.

                  Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

                  Section 7. Special meetings of the Board may be called by the chairman of the Board, president or a majority (50%) of the directors then in office on five days' notice (or a shorter period, if waived by all members of the Board) to each director, either personally or by mail or by telegram; special meetings shall be called by the chairman of the Board or the president or the secretary in like manner and on like notice on the written request of two directors.

                  Section 8. Except as provided in the next sentence, at all meetings of the Board, a majority of the directors currently in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. To the extent that the Certificate of Incorporation requires more than a majority for the transaction of business, seven (7) of the directors shall constitute a quorum. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                  Section 10. Without the approval of a majority of the Board of Directors (excluding directors nominated by an Interested Stockholder (as defined below)), the corporation shall not, and shall not permit any subsidiary to, (a) enter into (or call a default under, amend in any material respect, or grant any waiver with respect to any material matter under) any transaction or agreement with any stockholder or any affiliate of such stockholder (the "Interested Stockholders") or (b) purchase any selling, general, management or administrative services from a stockholder or an affiliate of a stockholder; provided, however, that nothing contained in this paragraph shall prohibit the corporation from performing its obligations under any agreements existing on the date of the closing of the acquisition of certain subsidiaries and assets of PennCorp Financial Group, Inc. ("PFG") under the Purchase Agreement, Dated December 31, 1998 between the corporation, PFG and certain subsidiaries of PFG, between the corporation and any Interested Stockholder or any Affiliate of an Interested Stockholder; and provided, further, that any such renewal, extension, modification or amendment of any such existing agreements shall require approval of the Board of Directors (excluding directors nominated by an Interested Stockholder).

                             COMMITTEES OF DIRECTORS

                  Section 11. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

                  The corporation shall have an audit committee and a compensation committee. Capital Z Financial Services Fund II, L.P. ("Capital Z") shall be entitled to appoint a member to all committees of the Board of Directors for so long as Capital Z continues to own at least ten percent of the corporation's outstanding common stock.

                  Section 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                            COMPENSATION OF DIRECTORS

                  Section 13. Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

                  Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

                  Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

                  Section 1. The officers of the corporation shall be chosen by the Board of Directors and there shall be a chairman of the Board of Directors, a president, a vice president, a secretary and a treasurer. The Board of Directors may also choose additional vice presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide. The chairman emeritus of the Board of Directors (if any) shall not be an officer of the Company.

                  Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a chairman of the Board of Directors, a president, one or more vice presidents, a secretary and a treasurer.

                  Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

                  Section 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

                  Section 5. The officers of the corporation shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

                              CHAIRMAN OF THE BOARD

                  Section 6. The Chairman of the Board of Directors shall preside at all meetings of stockholders and directors.

                                  THE PRESIDENT

                  Section 7. The president shall be the Chief Executive Officer of the corporation. In the absence of the Chairman of the Board of Directors and the Vice Chairman of the Board of Directors, the president shall preside at all meetings of the stockholders and the Board of Directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

                  The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

                     THE TREASURER AND ASSISTANT TREASURERS

                  Section 8. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

                  Section 9. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the chairman of the board or the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, on account of all his transactions as treasurer and of the financial condition of the corporation.

                  Section 10. If required by the Board of Directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                   ARTICLE VI

                                 INDEMNIFICATION

                  Section 1. To the fullest extent permitted by law, the corporation shall indemnify any person made, or threatened to be made, a party to any action or proceeding (formal or informal), whether civil, criminal, administrative or investigative and whether by or in the right of the corporation or otherwise, by reason of the fact that such person, such person's testator or intestate, is or was a director, officer or employee of the corporation, or of any subsidiary or affiliate of the corporation, or served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the corporation, against all loss and expense including, without limiting the generality of the foregoing, judgments, fines (including excise taxes), amounts paid in settlement and attorneys' fees and disbursements actually and necessarily incurred as a result of such action or proceeding, or any appeal therefrom, and all legal fees and expenses incurred in successfully asserting a claim for indemnification pursuant to this Article VI; provided, however, that no indemnification may be made to or on behalf of any director, officer or employee if a judgment or other final adjudication adverse to the director, officer or employee establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled.

                  In any case in which a director, officer or employee of the corporation (or a representative of the estate of such director, officer or employee) requests indemnification, upon such person's request, the Board of Directors shall meet within 60 days thereof to determine whether such person is eligible for indemnification in accordance with the standard set forth above. Such person claiming indemnification shall be entitled to indemnification upon a determination that no judgment or other final adjudication adverse to such person has established that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. Such determination shall be made:

                           (a) by the Board of Directors acting by a quorum
                  consisting of directors who are not parties to the action or proceeding in respect of which indemnification is sought; or

                           (b) if such quorum is unobtainable or if directed by
                  such quorum, then by either (i) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because such person is eligible for indemnification in accordance with the standard set forth above, or (ii) by the stockholders upon a finding that such person is eligible for indemnification in accordance with the standard set forth above. Notwithstanding the foregoing, a determination of eligibility for indemnification may be made in any manner permitted by law.

                  To the fullest extent permitted by law, the corporation shall promptly advance to any person made, or threatened to be made, a party to any action or proceeding (formal or informal), whether civil, criminal, administrative or investigative and whether by or in the right of the corporation or otherwise, by reason of the fact that such person, such person's testator or intestate, is or was a director or officer of the corporation, or of any subsidiary or affiliate of the corporation, or served any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the corporation, all expenses incurred by such person in defending such actions or proceedings, upon request of such person and receipt by the corporation of an undertaking by or on behalf of such person to repay amounts advanced to the extent that it is ultimately determined that such person was not eligible for indemnification in accordance with the standard set forth above.

                  The foregoing provisions of this Article VI shall be deemed to be a contract between the corporation and each director, officer or employee of the corporation, or its subsidiaries or affiliates, and any modification or repeal of this Article VI or such provisions of the New York Business Corporation Law shall not diminish any rights or obligations existing prior to such modification or repeal with respect to any action or proceeding theretofore or thereafter brought; provided, however, that the right of indemnification provided in this Article VI shall not be deemed exclusive of any other rights to which any director, officer or employee of the corporation may now be or hereafter become entitled apart from this Article VI or under any applicable law including the New York Business Corporation Law. Irrespective of the provisions of this Article VI, the Board of Directors may, at any time or from time to time, approve indemnification and advancement of expenses of directors, officers, employees or agents to the full extent permitted by the New York Business Corporation Law at the time in effect, whether on account of past or future actions or transactions. Notwithstanding the foregoing, the corporation shall enter into such additional contracts providing for indemnification and advancement of expenses with directors, officers, or employees of the corporation or its subsidiaries or affiliates as the Board of Directors shall authorize, provided that the terms of any such contract shall be consistent with the provisions of the New York Business Corporation Law.

                  As used in this Article VI, the term "employee" shall include, without limitation, any employee, including any professionally licensed employee, of the corporation. Such term shall also include, without limitation, any employee, including any professionally licensed employee, of a subsidiary or affiliate of the corporation who is acting on behalf of the corporation.

                  The indemnification provided by this Article VI shall be limited with respect to directors, officers and controlling persons to the extent provided in any undertaking entered into by the corporation or its subsidiaries or affiliates, as required by the Securities and Exchange Commission pursuant to any rule or regulation of the Securities and Exchange Commission now or hereafter in effect.

                  If any action with respect to indemnification of directors or officers is taken by way of amendment to these By-Laws, resolution of the Board of Directors or by separate agreement, then the corporation shall give such notice to the stockholders as is required by law.

                  If any provision of this Article VI shall be found to be invalid or limited in application by reason of any law, regulation or proceeding, it shall not affect any other provision or the validity of the remaining provisions hereof.

                  The provisions of this Article VI shall be applicable to claims, actions, suits or proceedings made, commenced or pending after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

                  Section 2. The corporation may purchase and maintain insurance on behalf of any person described in this Article VI against any liability which may be asserted against such person whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article VI or otherwise.

                                   ARTICLE VII

                              CERTIFICATES OF STOCK

                  Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by the chairman of the board, the president or a vice-president and the treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

                  Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

                  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as may otherwise be provided by the New York Business Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                  Section 2. When a certificate is countersigned, (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

                  Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFERS OF STOCK

                  Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

                  Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS

                  Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of New York.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                                    DIVIDENDS

                  Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

                  Section 2. Before payment of any dividend, there may be set aside out of the funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT

                  Section 3. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                     CHECKS

                  Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

                  Section 5. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                 CORPORATE SEAL

                  Section 6. The seal of the corporation shall be circular in form and bear the name of the corporation, the year of its organization and the words "Corporate Seal, New York." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificate for shares or on any corporate obligation for the payment of money may be a facsimile, engraved or printed.

                                   ARTICLE IX

                                   AMENDMENTS

                  Section 7. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors, or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.